UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2018

CAMPBELL SOUP COMPANY
(Exact Name of Registrant as Specified in its Charter)

New Jersey	1-3822	21-0419870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Campbell Place, Camden, New Jersey	08103-1799
(Address of Principal Executive Offices)	(Zip Code)

(856) 342-4800
(Registrant's telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

On March 26, 2018, Campbell Soup Company ("Campbell") completed the previously announced acquisition of Snyder's-Lance, Inc. ("Snyder's-Lance"). Pursuant to the Agreement and Plan of Merger (the "Merger Agreement") by and among Campbell, Twist Merger Sub, Inc., an indirect, wholly-owned subsidiary of Campbell ("Merger Sub"), and Snyder's-Lance, among other things, Merger Sub merged with and into Snyder's-Lance (the "Merger"), with Snyder's-Lance surviving the Merger as an indirect wholly-owned subsidiary of Campbell.

At the effective time of the Merger, each of Snyder's-Lance's issued and outstanding shares of common stock, par value $0.83-1/3 per share ("Common Stock") (other than any shares held directly by either Campbell or Merger Sub or shares owned by any direct or indirect subsidiary of Snyder's-Lance) was cancelled and extinguished and converted into the right to receive $50.00 in cash, without interest, less any required withholding taxes (the "Per Share Merger Consideration").

At the effective time of the Merger, (i) each stock option of Snyder's-Lance that was outstanding and unexercised immediately before the effective time vested in accordance with the terms applicable to such stock option and was cancelled and converted into the right to receive a cash payment equal to the excess, if any, of the Per Share Merger Consideration over the exercise price of such stock option, (ii) all restricted stock vested in accordance with the terms applicable to such restricted stock and will be treated as Common Stock and converted into the right to receive an amount in cash equal to the Per Share Merger Consideration, and (iii) each restricted share unit ("RSU") of Snyder's-Lance vested in accordance with the terms applicable to such RSU and converted into the right to receive an amount in cash, without interest, equal to the product of the Per Share Merger Consideration and the number of shares of Common stock subject to such RSU.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Campbell's Current Report on Form 8-K filed on December 18, 2017.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on December 29, 2017, Campbell entered into a Three-Year Credit Agreement with Credit Suisse AG, Cayman Islands Branch ("Credit Suisse") as administrative agent, and the other lenders named therein (the "Credit Agreement"). The Credit Agreement provides Campbell with a single draw, unsecured, senior term loan credit facility (the "Term Loan Facility") in an aggregate principal amount of up to $1.20 billion, which shall have a maturity date of three years from the date of the initial funding thereof. The Credit Agreement contains customary covenants and events of default for credit facilities of this type.  The Term Loan Facility can only be used in connection with the acquisition by the Company of Snyder's-Lance and to pay fees and expenses in connection therewith and with respect to the Credit Agreement.

The Term Loan Facility became available to Campbell concurrently with the closing of the Merger, and on the date hereof, Campbell borrowed an aggregate principal amount of $900 million under the Term Loan Facility to finance a portion of the aggregate merger consideration.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, which was filed by the Company as Exhibit 10 to Campbell's Current Report on Form 8-K filed on December 29, 2017.

Item 7.01. Regulation F-D Disclosure.

On March 26, 2018, Campbell issued a press release announcing the closing of the Merger. A copy of the press release being furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Audited consolidated balance sheets as of December 30, 2017 and December 31, 2016 and the related consolidated statements of income, comprehensive income, stockholders' equity, and cash flows for each of the years ended December 30, 2017, December 31, 2016 and January 2, 2016 of Snyder's-Lance, Inc. included in Item 8 of Snyder's-Lance's (File No. 000-00398) Annual Report on Form 10-K filed with the SEC on February 28, 2018, are (i) incorporated herein by reference, and (ii) incorporated by reference as Exhibit 99.2 to this report.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information is (i) incorporated herein by reference, and (ii) incorporated by reference as Exhibit 99.3 to this report.

(i) Unaudited Pro Forma Combined Statement of Earnings for the six months ended January 28, 2018;

(ii) Unaudited Pro Forma Combined Statement of Earnings for the year ended July 30, 2017;

(iii) Unaudited Pro Forma Combined Balance Sheet as of January 28, 2018; and

(iv) Notes to Unaudited Pro Forma Combined Financial Statements

(d) Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Press Release, dated March 26, 2018.

99.2
Audited consolidated balance sheets as of December 30, 2017 and December 31, 2016 and the related consolidated statements of income, comprehensive income, stockholders' equity, and cash flows for each of the years ended December 30, 2017, December 31, 2016 and January 2, 2016 of Snyder's-Lance, Inc. (incorporated by reference to Item 8 of the Annual Report on Form 10-K filed by Snyder's-Lance (File No. 000-00398) on February 28, 2018).

99.3
Unaudited Pro Forma Combined Statement of Earnings for the six months ended January 28, 2018; Unaudited Pro Forma Combined Statement of Earnings for the year ended July 30, 2017; Unaudited Pro Forma Combined Balance Sheet as of January 28, 2018; and Notes to Unaudited Pro Forma Combined Financial Statements (each incorporated by reference to Item 9 of the Current Report on Form 8-K filed by Campbell (SEC File No. 001-03822) on March 5, 2018).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY

	By:	/s/ Charles A. Brawley, III
Charles A. Brawley, III
Vice President, Corporate Secretary and Associate General Counsel

Date: March 26, 2018.